UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2011 (April 1, 2011)

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 1, 2011, EarthLink, Inc. filed a Current Report on Form 8-K to report that it completed its previously announced acquisition of One Communications Corp.  This Current Report on Form 8-K/A is being filed to provide the financial statements and pro forma financial information described under Item 9.01(a) and (b) below.

Item 9.01         Financial Statements and Exhibits

(a)                    Financial Statements of Business Acquired.

(1)          The audited consolidated balance sheets of One Communications Corp. as of December 31, 2010 and December 31, 2009 and the audited consolidated statements of operations, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2010, and the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(2)          The audited consolidated balance sheet of One Communications Corp. as of March 31, 2011 and the audited consolidated statements of operations, stockholders’ deficit and cash flows for the three months ended March 31, 2011, and the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)                   Pro Forma Financial Information.

(1)          The pro forma condensed combined financial information as of and for the year ended December 31, 2010, and the notes related thereto, are filed as Exhibit 99.4 and incorporated herein by reference.

(d)                   Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte and Touche, LLP, an independent registered public accounting firm.

23.2	Consent of Ernst and Young, LLP, an independent registered public accounting firm.

99.2

The audited consolidated balance sheets of One Communications Corp. as of December 31, 2010 and December 31, 2009 and the audited consolidated statements of operations, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2010, and the notes related thereto.

99.3

The audited consolidated balance sheet of One Communications Corp. as of March 31, 2011 and the audited consolidated statements of operations, stockholders’ deficit and cash flows for the three months ended March 31, 2011, and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2010, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: June 16, 2011

EARTHLINK, INC.

	By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte and Touche, LLP, an independent registered public accounting firm.

23.2	Consent of Ernst and Young, LLP, an independent registered public accounting firm.

99.2

The audited consolidated balance sheets of One Communications Corp. as of December 31, 2010 and December 31, 2009 and the audited consolidated statements of operations, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2010, and the notes related thereto.

99.3

The audited consolidated balance sheet of One Communications Corp. as of March 31, 2011 and the audited consolidated statements of operations, stockholders’ deficit and cash flows for the three months ended March 31, 2011, and the notes related thereto.

99.4	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2010, and the notes related thereto.